UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2003

COMMUNITY FIRST BANKSHARES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19368	46-0391436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

520 Main Avenue
Fargo, North Dakota		58124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (701) 298-5600

ITEM 1.                                                     Not Applicable

ITEM 2.                                                     Not Applicable.

ITEM 3.                                                     Not Applicable.

ITEM 4.                                                     Not Applicable.

ITEM 5.                                                     On December 1, 2003, Dennis M. Mathisen submitted his resignation from the Board of Directors of the Company.

ITEM 6.                                                     Not Applicable.

ITEM 7.                                                   Exhibits.

99.1                           Press Release dated December 3, 2003 reporting the resignation of Dennis Mathison from the Board of Directors of the Company.

ITEM 8.                                                     Not Applicable.

ITEM 9.                                                   Not Applicable.

ITEM 10.                                              Not Applicable.

ITEM 11.                                              Not Applicable.

ITEM 12.                                              Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNITY FIRST BANKSHARES, INC.

Dated: December 3, 2003	By	/s/ Mark A. Anderson
Mark A. Anderson, Chief Executive Officer

Exhibit Index

99.1                                       Press Release dated December 3, 2003